VIA EDGAR

March 1, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: Kemper Investors Life Insurance Company ("KILICO") and

KILICO Variable Annuity Separate Account

("Variable Annuity Separate Account")

File No. 811-3199

Commissioners:

Attached for filing, pursuant to Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30e-2 thereunder, is the most recent annual report of the Variable Annuity Separate Account referenced above for the Zurich Archway Variable Annuity product ("Zurich Archway"), Zurich Preferred Variable Annuity product ("Zurich Preferred") and Zurich Preferred Plus Variable Annuity product ("Zurich Preferred Plus"). The annual report consists of a front and back cover binding the most recent annual reports of the underlying fund options available through the Variable Annuity Separate Account for Zurich Archway, Zurich Preferred and Zurich Preferred Plus. Because the most recent annual reports of the underlying funds have been or will be filed with the SEC by their respective investment managers/advisers, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the annual reports of the underlying funds set forth below.

The Variable Annuity Separate Account for Zurich Archway, Zurich Preferred and Zurich Preferred Plus includes the following underlying fund options:

The Alger American Fund (File No. 811-5550)

American Century Variable Portfolios, Inc. (File No. 811-5188)

Credit Suisse Trust (File No. 811-07261)

The Dreyfus Socially Responsible Growth Fund, Inc. (File No. 811-7044)

Fidelity Variable Insurance Products Fund (File No. 811-3329 and 811-5511)

J. P. Morgan Series Trust II (File No. 811-8212)

Janus Aspen Series (File No. 811-7736)

Scudder Variable Series I (File No. 811-4257)

Scudder Variable Series II (File No. 811-5002)

Securities and Exchange Commission

March 1, 2004

Please call the undersigned at 847-874-7380 if you have any questions or comments.

Yours truly,

/s/ Juanita M. Thomas

Juanita M. Thomas

Attorney at Law